                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 21st day of December, 2001.


                                               /s/ Timothy R. Schwertfeger
                                               ---------------------------------
                                               Timothy R. Schwertfeger

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 21st day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
Notary Public, State of Illinois               -----------------------
My Commission Expires:  10/27/05               Notary Public

                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set her hand this 21st day of December, 2001.

                                               /s/Anne E. Impellizzeri
                                               -----------------------
                                               Anne E. Impellizzeri

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 21st day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
Notary Public, State of Illinois               -----------------------
My Commission Expires:  10/27/01               Notary Public

                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 21st day of December, 2001.

                                               /s/ Peter R. Sawers
                                               --------------------------
                                               Peter R. Sawers

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 21st day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ------------------------
My Commission Expires:  10/27/01               Notary Public

                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 21st day of December, 2001.

                                               /s/ William J. Schneider
                                               ------------------------------
                                               William J. Schneider

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 21st day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
Notary Public, State of Illinois               -----------------------
My Commission Expires:  10/27/01               Notary Public

                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set her hand this 21st day of December, 2001.

                                               /s/ Judith M. Stockdale
                                               -----------------------------
                                               Judith M. Stockdale

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 21st day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
Notary Public, State of Illinois               -----------------------
My Commission Expires:  10/27/01               Notary Public

                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 21st day of December, 2001.

                                               /s/ Lawrence H. Brown
                                               ---------------------
                                               Lawrence H. Brown

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 21st day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
                                               -----------------------
Notary Public, State of Illinois               Notary Public
My Commission Expires:  10/27/01

                     NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 5th day of February, 2002.

                                                /s/ Robert P. Bremner
                                                --------------------------
                                                Robert P. Bremner

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 5th day of February, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
Notary Public, State of Illinois               -----------------------
My Commission Expires:  10/27/01               Notary Public

                                  ATTACHMENT A

Nuveen Performance Plus Municipal Fund, Inc.
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen Ohio Quality Income Municipal Fund, Inc.
Nuveen Texas Quality Income Municipal Fund
Nuveen Arizona Premium Income Municipal Fund, Inc.
Nuveen Insured California Premium Income Municipal Fund, Inc.
Nuveen Insured Florida Premium Income Municipal Fund
Nuveen Michigan Premium Income Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen Insured California Premium Income Municipal Fund 2
Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Virginia Premium Income Municipal Fund
Nuveen Insured Premium Income Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund
Nuveen New York Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund

December 18, 2001


MEMORANDUM
----------

TO: The Board of Directors/Trustees of the Nuveen Exchange-Traded Funds listed on Attachment A

FROM:    Ginny O'Neal
         Nuveen Legal Department

RE:      Issuance of Preferred Stock

Enclosed you will find a Power of Attorney authorizing certain individuals to file one or more Registration Statements relating to the issuance of shares of additional preferred stock of the funds listed on Attachment A. Please sign the Power of Attorney and return to the Legal Department in the enclosed envelope. We will notarize the document for you in the Legal Department.

Thank you for your attention to this matter. If you have any questions, please feel free to call me at 312/917-7949 or Giff Zimmerman at 312/917-7945.

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this __ day of ___, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
Notary Public, State of Illinois               -----------------------
My Commission Expires:  10/27/05               Notary Public